UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): March 13, 2008

CHINA SUN GROUP HIGH-TECH CO.
(Exact name of registrant as specified in its charter)

Delaware	333-118259	54-2142880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hutan Street, Zhongshan District, Dalian, People’s Republic of China
(Address of principal executive offices)	(Zip Code)

  (86) 411- 8289-7752

Registrant’s telephone number, including area code

___________________________________________________

(Former Name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
99.1 Press Release, dated March 13, 2008, issued by China Sun Group High-Tech Co.

99.2 Press Release, dated March 18, 2008, issued by China Sun Group High-Tech Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2008	CHINA SUN GROUP HIGH-TECH CO.

	By:	/s/ Bin Wang
Name: Bin Wang Title: President, Chief Executive Officer and Chairman